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                                                                 Exhibit (a)(40)

                               THE RBB FUND, INC.

                             ARTICLES SUPPLEMENTARY

          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has classified One Hundred Million (100,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class SSS (Robeco WPG Core Bond Fund-Investor Class) shares of Common Stock, Fifty Million (50,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class TTT (Robeco WPG Core Bond Fund-Institutional Class) shares of Common Stock, Fifty Million (50,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class UUU (Robeco WPG Tudor Fund-Institutional Class) shares of Common Stock, and Fifty Million (50,000,000) authorized but unclassified and unissued shares of Common Stock of the Company as Class VVV (Robeco WPG Large Cap Growth Fund-Institutional Class) shares of Common Stock pursuant to the following resolution adopted by the Board of Directors of the Company by unanimous consent on March 14, 2005:

               RESOLVED, that pursuant to the authority expressly given to the Board of Directors in Article VI, Section (4) of the Company's Charter, the Board hereby classifies authorized and unissued shares of Common Stock of the Company, par value $.001 per share, and hereby fixes and determines the rights, preferences, restrictions and other matters relating to such classes of Common Stock as follows:

          1. Class SSS Shares. One hundred million (100,000,000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class SSS (Robeco WPG Core Bond Fund-Investor Class) shares of Common Stock. All shares of Class SSS Common Stock shall be issued without stock certificates.

          2. Class TTT Shares. Fifty million (50,000,000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class TTT (Robeco WPG Core Bond Fund-Institutional Class) shares of Common Stock. All shares of Class TTT Common Stock shall be issued without stock certificates.

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          3. Class UUU Shares. Fifty million (50,000,000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class UUU (Robeco WPG Tudor Fund-Institutional Class) shares of Common Stock. All shares of Class UUU Common Stock shall be issued without stock certificates.

          4. Class VVV Shares. Fifty million (50,000,000) of the authorized, unissued and unclassified shares of the Company (par value $.001 per share) are hereby classified and designated as Class VVV (Robeco WPG Large Cap Growth Fund-Institutional Class) shares of Common Stock. All shares of Class VVV Common Stock shall be issued without stock certificates.

          FURTHER RESOLVED, a description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in Article VI, section (6) of the Corporation's Articles of Incorporation and as is set forth elsewhere in the Charter of the Corporation with respect to stock of the Corporation generally, and as follows:

          1. To the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

          (A)(1) sell and convey the assets belonging to Class SSS, Class TTT, Class UUU or Class VVV Common Stock (each a "Class") to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Class that are not assumed by the purchaser of the assets belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter of the Corporation to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to the Class, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to such Class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation;

          (2) sell and convert the assets belonging to a Class into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or

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other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation; or

          (3) combine the assets belonging to a Class with the assets belonging to any one or more other classes of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class of capital stock of the Corporation participating in such combination. In connection with any such combination of assets the shares of any Class then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation. Notwithstanding any other provision of these Articles Supplementary or the Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this section may be paid in shares of any other existing or future class or classes of capital stock of the Corporation; and

          (B) without limiting the foregoing, at its option, redeem shares of any of the Classes for any other reason if the Board of Directors has determined that it is in the best interest of the Company to do so. Any such redemption shall be at the net asset value of such shares of such Class being redeemed less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors and shall be made and effective upon such terms and in accordance with procedures approved by the Board of Directors at such time.

          2. The shares of Class SSS Common Stock, Class TTT Common Stock, Class UUU Common Stock and Class VVV Common Stock will be issued without stock certificates.

          3. The shares of Class SSS Common Stock and Class TTT Common Stock shall be invested in a common investment portfolio with shares of Class SSS Common Stock representing the Investor Class of such portfolio and shares of Class TTT Common Stock representing the Institutional Class of such portfolio.

          SECOND: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

          THIRD: (1) Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

               (a) the Corporation had the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000); and

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               (b) the number of authorized shares of each class was as follows:

Class A                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class B                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class C                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class D                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class E                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class F                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class G                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class H                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class I                 -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class J                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class K                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class L                 -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class M                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class N                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class O                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class P                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class Q                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class R                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class S                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class T                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class U                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class V                 -   five hundred million (500,000,000), par value $.001
                            per share;

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Class W                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class X                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class Y                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class Z                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class AA                -   fifty million (50,000,000), par value $.001 per
                            share;

Class BB                -   fifty million (50,000,000), par value $.001 per
                            share;

Class CC                -   fifty million (50,000,000), par value $.001 per
                            share;

Class DD                -   one hundred million (100,000,000), par value $.001
                            per share;

Class EE                -   one hundred million (100,000,000), par value $.001
                            per share;

Class FF                -   fifty million (50,000,000), par value $.001 per
                            share;

Class GG                -   fifty million (50,000,000), par value $.001 per
                            share;

Class HH                -   fifty million (50,000,000), par value $.001 per
                            share;

Class II                -   one hundred million (100,000,000), par value $.001
                            per share;

Class JJ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class KK                -   one hundred million (100,000,000), par value $.001
                            per share;

Class LL                -   one hundred million (100,000,000), par value $.001
                            per share;

Class MM                -   one hundred million (100,000,000), par value $.001
                            per share;

Class NN                -   one hundred million (100,000,000), par value $.001
                            per share;

Class OO                -   one hundred million (100,000,000), par value $.001
                            per share;

Class PP                -   one hundred million (100,000,000), par value $.001
                            per share;

Class QQ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class RR                -   one hundred million (100,000,000), par value $.001
                            per share;

Class SS                -   one hundred million (100,000,000), par value $.001
                            per share;

Class TT                -   one hundred million (100,000,000), par value $.001
                            per share;

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Class UU                -   one hundred million (100,000,000), par value $.001
                            per share;

Class VV                -   one hundred million (100,000,000), par value $.001
                            per share;

Class WW                -   one hundred million (100,000,000), par value $.001
                            per share;

Class YY                -   one hundred million (100,000,000), par value $.001
                            per share;

Class ZZ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class AAA               -   one hundred million (100,000,000), par value $.001
                            per share;

Class BBB               -   one hundred million (100,000,000), par value $.001
                            per share;

Class CCC               -   one hundred million (100,000,000), par value $.001
                            per share;

Class DDD               -   one hundred million (100,000,000), par value $.001
                            per share;

Class EEE               -   one hundred million (100,000,000), par value $.001
                            per share;

Class FFF               -   one hundred million (100,000,000), par value $.001
                            per share;

Class GGG               -   one hundred million (100,000,000), par value $.001
                            per share;

Class HHH               -   one hundred million (100,000,000), par value $.001
                            per share;

Class III               -   one hundred million (100,000,000), par value $.001
                            per share;

Class JJJ               -   one hundred million (100,000,000), par value $.001
                            per share;

Class KKK               -   one hundred million (100,000,000), par value $.001
                            per share;

Class LLL               -   one hundred million (100,000,000), par value $.001
                            per share;

Class MMM               -   one hundred million (100,000,000), par value $.001
                            per share;

Class NNN               -   one hundred million (100,000,000), par value $.001
                            per share;

Class OOO               -   one hundred million (100,000,000), par value $.001
                            per share;

Class PPP               -   one hundred million (100,000,000), par value $.001
                            per share;

Class QQQ               -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class RRR               -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

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Class Select            -   seven hundred million (700,000,000), par value $.001
                            per share;

Class Beta 2            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Beta 3            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Beta 4            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Principal Money       seven hundred million (700,000,000), par value $.001
                            per share;

Class Gamma 2           -   one million (1,000,000), par value $.001 per share
                            per share;

Class Gamma 3           -   one million (1,000,000), par value $.001 per share;

Class Gamma 4           -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money                   -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Municipal Money         -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Government Money        -   one billion (1,000,000,000), par value $.001 per
                            share;

Class Delta 4           -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4         -   one million (1,000,000), par value $.001 per share;

Class Zeta 1            -   one million (1,000,000), par value $.001 per share;

Class Zeta 2            -   one million (1,000,000), par value $.001 per share;

Class Zeta 3            -   one million (1,000,000), par value $.001 per share;

Class Zeta 4            -   one million (1,000,000), par value $.001 per share;

Class Eta 1             -   one million (1,000,000), par value $.001 per share;

Class Eta 2             -   one million (1,000,000), par value $.001 per share;

Class Eta 3             -   one million (1,000,000), par value $.001 per share;

Class Eta 4             -   one million (1,000,000), par value $.001 per share;

Class Theta 1           -   one million (1,000,000), par value $.001 per share;

Class Theta 2           -   one million (1,000,000), par value $.001 per share;

Class Theta 3           -   one million (1,000,000), par value $.001 per share;

Class Theta 4           -   one million (1,000,000), par value $.001 per share;

for a total of twenty-six billion seventy-three million (26,073,000,000) shares classified into separate classes of common stock.

     (2) After the increase in the number of shares of common stock that have been classified into separate classes:

          (a) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is thirty million dollars ($30,000,000); and

          (b) the number of authorized shares of each class is now as follows:

Class A                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class B                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class C                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class D                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class E                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class F                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class G                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class H                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class I                 -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class J                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class K                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class L                 -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class M                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class N                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class O                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class P                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class Q                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class R                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class S                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class T                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class U                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class V                 -   five hundred million (500,000,000), par value $.001
                            per share;

Class W                 -   one hundred million (100,000,000), par value $.001
                            per share;

Class X                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class Y                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class Z                 -   fifty million (50,000,000), par value $.001 per
                            share;

Class AA                -   fifty million (50,000,000), par value $.001 per
                            share;

Class BB                -   fifty million (50,000,000), par value $.001 per
                            share;

Class CC                -   fifty million (50,000,000), par value $.001 per
                            share;

Class DD                -   one hundred million (100,000,000), par value $.001
                            per share;

Class EE                -   one hundred million (100,000,000), par value $.001
                            per share;

Class FF                -   fifty million (50,000,000), par value $.001 per
                            share;

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Class GG                -   fifty million (50,000,000), par value $.001 per
                            share;

Class HH                -   fifty million (50,000,000), par value $.001 per
                            share;

Class II                -   one hundred million (100,000,000), par value $.001
                            per share;

Class JJ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class KK                -   one hundred million (100,000,000), par value $.001
                            per share;

Class LL                -   one hundred million (100,000,000), par value $.001
                            per share;

Class MM                -   one hundred million (100,000,000), par value $.001
                            per share;

Class NN                -   one hundred million (100,000,000), par value $.001
                            per share;

Class OO                -   one hundred million (100,000,000), par value $.001
                            per share;

Class PP                -   one hundred million (100,000,000), par value $.001
                            per share;

Class QQ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class RR                -   one hundred million (100,000,000), par value $.001
                            per share;

Class SS                -   one hundred million (100,000,000), par value $.001
                            per share;

Class TT                -   one hundred million (100,000,000), par value $.001
                            per share;

Class UU                -   one hundred million (100,000,000), par value $.001
                            per share;

Class VV                -   one hundred million (100,000,000), par value $.001
                            per share;

Class WW                -   one hundred million (100,000,000), par value $.001
                            per share;

Class YY                -   one hundred million (100,000,000), par value $.001
                            per share;

Class ZZ                -   one hundred million (100,000,000), par value $.001
                            per share;

Class AAA               -   one hundred million (100,000,000), par value $.001
                            per share;

Class BBB               -   one hundred million (100,000,000), par value $.001
                            per share;

Class CCC               -   one hundred million (100,000,000), par value $.001
                            per share;

Class DDD               -   one hundred million (100,000,000), par value $.001
                            per share;

Class EEE               -   one hundred million (100,000,000), par value $.001
                            per share;

Class FFF               -   one hundred million (100,000,000), par value $.001
                            per share;

Class GGG               -   one hundred million (100,000,000), par value $.001
                            per share;

Class HHH               -   one hundred million (100,000,000), par value $.001
                            per share;

Class III               -   one hundred million (100,000,000), par value $.001
                            per share;

Class JJJ               -   one hundred million (100,000,000), par value $.001
                            per share;

Class KKK               -   one hundred million (100,000,000), par value $.001
                            per share;

Class LLL               -   one hundred million (100,000,000), par value $.001
                            per share;

Class MMM               -   one hundred million (100,000,000), par value $.001
                            per share;

Class NNN               -   one hundred million (100,000,000), par value $.001
                            per share;

Class OOO               -   one hundred million (100,000,000), par value $.001
                            per share;

Class PPP               -   one hundred million (100,000,000), par value $.001
                            per share;

Class QQQ               -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class RRR               -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class SSS               -   one hundred million (100,000,000), par value $.001
                            per shares;

Class TTT               -   fifty million (50,000,000), par value $.001 per
                            share;

Class UUU               -   fifty million (50,000,000), par value $.001 per
                            share;

Class VVV               -   fifty million (50,000,000), par value $.001 per
                            share;

Class Select            -   seven hundred million (700,000,000), par value $.001
                            per share;

Class Beta 2            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Beta 3            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Beta 4            -   one million (1,000,000), par value $.001 per share
                            per share;

Class Principal Money       seven hundred million (700,000,000), par value $.001
                            per share;

Class Gamma 2           -   one million (1,000,000), par value $.001 per share
                            per share;

Class Gamma 3           -   one million (1,000,000), par value $.001 per share;

Class Gamma 4           -   one million (1,000,000), par value $.001 per share;

Class Bear Stearns
Money                   -   two billion five hundred million (2,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Municipal Money         -   one billion five hundred million (1,500,000,000),
                            par value $.001 per share;

Class Bear Stearns
Government Money        -   one billion (1,000,000,000), par value $.001
                            per share;

Class Delta 4           -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4         -   one million (1,000,000), par value $.001 per share;

Class Zeta 1            -   one million (1,000,000), par value $.001 per share;

Class Zeta 2            -   one million (1,000,000), par value $.001 per share;

Class Zeta 3            -   one million (1,000,000), par value $.001 per share;

Class Zeta 4            -   one million (1,000,000), par value $.001 per share;

Class Eta 1             -   one million (1,000,000), par value $.001 per share;

Class Eta 2             -   one million (1,000,000), par value $.001 per share;

Class Eta 3             -   one million (1,000,000), par value $.001 per share;

Class Eta 4             -   one million (1,000,000), par value $.001 per share;

Class Theta 1           -   one million (1,000,000), par value $.001 per share;

Class Theta 2           -   one million (1,000,000), par value $.001 per share;

Class Theta 3           -   one million (1,000,000), par value $.001 per share;

Class Theta 4           -   one million (1,000,000), par value $.001 per share;

for a total of twenty-six billion three hundred twenty-three million (26,323,000,000) shares classified into separate classes of common stock.

          FOURTH: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof.

          IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Chairman of the Board of Directors and witnessed by its Secretary on the 14th day of March, 2005.

                                        THE RBB FUND, INC.

WITNESS:


By: /s/ Tina M. Payne                   By: /s/ J. Richard Carnall
    ---------------------------------       ------------------------------------
    Tina M. Payne                           J. Richard Carnall
    Secretary                               Chairman of the Board of Directors

                                   CERTIFICATE

          THE UNDERSIGNED, Chairman of the Board of Directors of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                            /s/ J. Richard Carnall
                                            ------------------------------------
                                            J. Richard Carnall
                                            Chairman of the Board of Directors